UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 12, 2005

PUBLIC COMPANY MANAGEMENT CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-50098	88-0493734
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5770 El Camino Road, Las Vegas, Nevada 89118

(Address of principal executive offices)     (Zip Code)

Registrant's telephone number, including area code (702) 222-9076

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

On April 12, 2005, Public Company Management Corporation (the "Registrant") announced that its subsidiary, Go Public Today, signed a contract with Driver Link, Inc., to provide SB-2 securities registration services and initiate the process to obtain an OTC BB listing for Driver Link in exchange for a combination of cash fees and a block of shares of Driver Link common stock. The press release announcing this event  is filed herewith as exhibit 99.

Additionally, Spelman Research, an independent investment research firm, initiated coverage of the  Registrant with a an analyst report dated April 12, 2005. This report is filed herewith as an Adobe Acrobat PDF exhibit.

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release
99.2	Research Report

Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Public Company Management Corporation

April 12, 2005

/s/ Stephen Brock

Stephen Brock

Chief Executive Officer